EXHIBIT n.3

                          SECOND AMENDMENT TO THE 2004
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                  PHOENIX FUNDS
                             PHOENIX PARTNERS FUNDS
                           THE PHOENIX-ENGEMANN FUNDS
                                  (the "Funds")

                          SECOND AMENDMENT TO THE 2004
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain 2004 Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Boards of Trustees of the Phoenix Funds and Phoenix Partners Funds on August 17, 2004, is hereby amended as follows:

     The Boards of Trustees of each of the Funds has granted authority for the addition of The Phoenix-Engemann Funds:

         Phoenix-Engemann Balanced Return Fund
         Phoenix-Engemann Focus Growth Fund
         Phoenix-Engemann Nifty Fifty Fund
         Phoenix-Engemann Small & Mid Cap Growth Fund

     Accordingly, Schedule A is amended as attached hereto.

This Amendment was approved by the Board of Trustees of The Phoenix Engemann Funds at a meeting held on September 14, 2004

This Amendment was approved by the Executive Committee of the Board of Trustees of the Phoenix Funds and the Board of Trustees of the Phoenix Partners Funds at a meeting held on September 20, 2004.

                                        /s/ Matthew A. Swendiman
                                        ----------------------------
                                        Matthew A. Swendiman
                                        Vice President, Chief Legal Officer,
                                            Counsel and Secretary,
                                        Phoenix Funds and Phoenix Partners Funds
                                        Vice President and General Counsel,
                                        The Phoenix-Engemann Funds


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                                   SCHEDULE A
                           (as of September 14, 2004)

                                                             Class A     Class B     Class C      Class T     Class X     Class Y
                                                             -------     -------     -------      -------     -------     -------

Phoenix-Engemann Funds
   Phoenix-Engemann Balanced Return Fund                        X           X           X
   Phoenix-Engemann Focus Growth Fund                           X           X           X
   Phoenix-Engemann Nifty Fifty Fund                            X           X           X
   Phoenix-Engemann Small & Mid-Cap Growth Fund                 X           X           X

Phoenix Equity Trust
   Phoenix-Aberdeen Worldwide Opportunities Fund                X           X           X
   Phoenix Mid-Cap Value Fund                                   X                       X

Phoenix Equity Series Fund:
   Phoenix-Oakhurst Growth & Income Fund                        X           X           X

Phoenix-Goodwin California Tax-Exempt Bond Fund                 X           X

Phoenix Institutional Mutual Funds
   Phoenix Institutional Bond Fund                                                                               X           X

Phoenix Investment Trust 97:
   Phoenix Small Cap Value Fund                                 X           X           X
   Phoenix-Oakhurst Value Equity Fund                           X           X           X

Phoenix-Kayne Funds
   Phoenix-Kayne California Intermediate Tax-Free Bond Fund                                                      X
   Phoenix-Kayne Intermediate Total Return Bond Fund                                                             X
   Phoenix-Kayne International Fund                             X           X           X                        X
   Phoenix-Kayne Rising Dividends Fund                          X           X           X                        X
   Phoenix-Kayne Small-Mid Cap Fund                             X           X           X                        X

Phoenix Multi-Portfolio Fund:
   Phoenix-Aberdeen International Fund                          X           X           X
   Phoenix-Duff & Phelps Real Estate Securities Fund            X           X           X
   Phoenix-Goodwin Emerging Markets Bond Fund                   X           X           X
   Phoenix-Goodwin Tax-Exempt Bond Fund                         X           X

Phoenix Multi-Series Trust
   Phoenix-Goodwin Multi-Sector Fixed Income Fund               X           X           X
   Phoenix Goodwin Multi-Sector Short Term Bond Fund            X           X           X            X           X

Phoenix-Oakhurst Income & Growth Fund
   Phoenix-Oakhurst Income & Growth Fund                        X           X           X
   Phoenix Global Utilities Fund                                X                       X

                           (as of September 14, 2004)

                                                             Class A     Class B     Class C      Class T     Class X     Class Y
                                                             -------     -------     -------      -------     -------     -------

Phoenix-Oakhurst Strategic Allocation Fund                      X           X           X

Phoenix Partner Select Funds
   Wealth Builder Fund                                          X                       X
   Wealth Guardian Fund                                         X                       X

Phoenix Portfolios
   Phoenix Market Neutral Fund                                  X           X           X

Phoenix Seneca Funds
   Phoenix-Seneca Bond Fund                                     X           X           X                        X
   Phoenix-Seneca Mid-Cap "Edge" Fund                           X           X           X                        X
   Phoenix-Seneca Equity Income Fund                            X           X           X                        X

Phoenix Series Fund:
   Phoenix-Duff & Phelps Core Bond Fund                         X           X           X
   Phoenix-Engemann Aggressive Growth Fund                      X           X           X
   Phoenix-Engemann Capital Growth Fund                         X           X
   Phoenix-Goodwin High Yield Fund                              X           X           X
   Phoenix-Goodwin Money Market Fund                            X
   Phoenix-Oakhurst Balanced Fund                               X           X

Phoenix Strategic Equity Series Fund:
   Phoenix-Seneca Growth Fund                                   X           X           X                        X
   Phoenix-Seneca Strategic Theme Fund                          X           X           X